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                                                                    EXHIBIT 10.9

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.

                            SUBSCRIPTION FOR SHARES


         For value received, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Stephen R. Roark ("Purchaser"), hereby subscribes for 28,571 Shares of Black Hawk Gaming & Development Company, Inc., a Colorado corporation ("Seller"), at a price of $5.25 per Share. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in that certain Purchase Agreement entered into as of August 12, 1996, by and between Seller and Jacobs Entertainment Ltd. (the "Purchase Agreement").

         Purchaser hereby acknowledges that he has been furnished with a copy of the Purchase Agreement and has read and understands the terms thereof.

         The Shares being subscribed for hereunder are being acquired pursuant to Section 2(f) of the Purchase Agreement, are being acquired subject to the satisfaction of the Section 2(c) conditions and are being secured by a letter of credit as described in Section 2(g) of the Purchase Agreement.

         The Shares being subscribed for hereunder are being acquired for Purchaser's own account and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "1933 Act"). Purchaser understands that the Shares have not been registered under the 1933 Act by reason of their contemplated issuance in a transaction believed to be exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof, and in transactions believed to be exempt from the registration and/or qualification provisions of the appropriate state securities laws. Purchaser
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has such knowledge and experience in financial and business matters that he is capable of independently evaluating the risks and merits of purchasing and acquiring the Shares.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription for Shares as of the 12th day of November, 1996.



                                        /s/ STEPHEN R. ROARK
                                        ----------------------------------------
                                        STEPHEN R. ROARK





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